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[GRAPHIC:  FULL-LENGTH PHOTO OF ART BONNEL]

MAXIMIZE
YOUR TIME AT
IMPACT '96!!!

                   -------------------------         --------
                           36.67%                     30.83%
                   SINCE INCEPTION 10/17/94          ONE YEAR
                   -------------------------         --------

                     AVERAGE ANNUAL RETURNS AS OF 10/15/96

Meet an industry leading portfolio manager, Art Bonnel of the Bonnel Growth Fund*, at the Schwab Annual Institutional Conference. Art will answer your questions and discuss his investment style and market conditions.

Art has professionally managed money for over 25 years. His superior performance is an indication of his expert money management skills. Art has attained his status as a leading portfolio manager with a consistent investment approach focusing on earnings growth in mid-cap stocks.

We encourage you to visit with Art Bonnel at Impact '96 to see how we can work together to increase your clients wealth!!!

Location: Impact '96, Schwab Institutional Annual Conference Date: Wednesday, November 6th Time: 6:00 - 8:00 p.m.

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[GRAPHIC:  U.S. GLOBAL INVESTORS, INC. LOGO]
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*For  more  information   including  charges  and  expenses,   call  a  F.A.S.T.
representative at (800) 873-3639. Please read the prospectus carefully before investing. Investment returns and principal may vary, and you may have a gain or loss when you sell shares. Past performance is no guarantee of future results. U.S. Global Investors, Inc. is a registered investment advisor that renders investment advice to the United Services Family of Funds, a collection of 14 no-load mutal funds.
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GET THE MOST OUT OF
THE SCHWAB INSTITUTIONAL
ANNUAL CONFERENCE,
IMPACT '96. MEET ART
BONNEL AND PARTICIPATE
IN A DISCUSSION ON HIS
INVESTMENT STYLE
AND MARKET VIEWS.